UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 23, 2016

Malvern Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-54835	45-5307782
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

42 E. Lancaster Avenue, Paoli, Pennsylvania	19301
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(610) 644-9400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On February 29, 2016, Malvern Bancorp, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) that included an exhibit for which confidential treatment was requested from the Securities and Exchange Commission.

The purpose of this Amendment No. 1 to Form 8-K (this “Amendment”) is to refile Exhibit 17.1 to include certain information that was previously redacted. Exhibit 17.1 filed with this Amendment supersedes Exhibit 17.1 filed with the Original 8-K. The exhibit filed with this Amendment otherwise remains unchanged from Exhibit 17.1 filed with the Original 8-K, and nothing else in the Original 8-K is being amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is filed with this Amendment:

Exhibit 17.1	Letter, dated February 22, 2016, from Michael D. Moss to the Company and the Bank.*

*Confidential treatment has been requested for portions of this Exhibit 17.1. These portions have been omitted and filed separately with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MALVERN BANCORP, INC.

Date: August 9, 2016	By:	/s/ Joseph D. Gangemi
Joseph D. Gangemi
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit 17.1	Letter, dated February 22, 2016, from Michael D. Moss to the Company and the Bank.*

*Confidential treatment has been requested for portions of this Exhibit 17.1. These portions have been omitted and filed separately with the Securities and Exchange Commission.

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